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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         February 28, 2002

NetBank, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-22361	58-2224352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11475 Great Oaks Way, Suite 100
Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code     (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant's Certifying Accountant

        On February 28, 2002, NetBank, Inc. (the "Company") notified Deloitte & Touche LLP that in order to separate its internal and external audit functions in light of the current regulatory environment, the Company would dismiss Deloitte & Touche LLP as its independent external auditor and change its external auditors to Ernst & Young LLP upon completion of Deloitte & Touche LLP's audit of the Company's 2001 consolidated financial statements, which was then in process. On March 18, 2002, NetBank filed its Annual Report on Form 10-K for the year ended December 31, 2002, which included the report of Deloitte & Touche LLP on the Company's consolidated financial statements as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001. This filing represents the completion of Deloitte & Touche LLP's audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2001. As a result, Deloitte & Touche LLP was dismissed as the Company's independent external auditor on March 18, 2002. Management anticipates, however, that Deloitte & Touche LLP will continue to render non-external audit services to the Company.

        Prior to such dismissal, the Company did not consult with Ernst & Young LLP regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Ernst & Young LLP regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

        The reports of Deloitte & Touche LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2001, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001, 2000 and 1999 and during the subsequent interim period preceding the Company's dismissal of Deloitte & Touche LLP, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its report.

        The Company's Audit Committee participated in and approved the decision to change the Company's external auditors.

        The Company has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 20, 2002, is filed as Exhibit 16 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  a.
  Exhibits

16.
Letter from Deloitte & Touche LLP regarding change in certifying accountant, dated March 20, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.
Date: March 20, 2002	By:	/s/ LAURA P. MOON Laura P. Moon Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 16	Letter from Deloitte & Touche LLP dated March 20, 2002.

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SIGNATURES
EXHIBIT INDEX